Exhibit 10.27

ASSIGNMENT AGREEMENT

This Assignment Agreement, dated as of June 1, 2005, is by and between BKS Advisors, LLC, having a principal place of business at 350 Park Avenue, New York, New York (“Assignor”), and Jeffrey O. Nyweide, having a principal place of business at 527 Benson Road, Manchester Center, Vermont 05255 (the “Assignee”).

RECITALS

WHEREAS, Assignor is a party to a certain consulting agreement by and between Assignor and GlobalOptions, Inc., a Delaware corporation, (the “Consulting Agreement”), dated as of January 8, 2003;

WHEREAS, Assignor wishes to assign to Assignee all of its rights and responsibilities under the Consulting Agreement on the terms and conditions set forth herein; and

WHEREAS, Assignee wishes to assume all of Assignor’s rights and responsibilities under the Consulting Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Recitals. The recitals set forth above are incorporated herein as though set forth at length.

2. Assignment. Assignor hereby transfers, assigns and delivers to Assignee all of Assignor’s rights and responsibilities under the Consulting Agreement, together with all other instruments and documents evidencing or relating to the Consulting Agreement.

3. Assumption. Assignee hereby accepts and assumes from Assignor ail of Assignor’s rights and responsibilities under the Consulting Agreement, together with all other instruments and documents evidencing or relating to the Consulting Agreement.

4. Consent. By signing below, GlobalOptions, Inc. acknowledges and consents to the Assignment effective as of the date hereof.

5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law principles thereof.

6. Jurisdiction. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF THE COURTS LOCATED IN THE STATE OF NEW YORK, COUNTY OF NEW YORK IN ANY ACTION TO ENFORCE, INTERPRET OR CONSTRUE ANY PROVISION OF THIS AGREEMENT, AND ALSO HEREBY IRREVOCABLY WAIVES ANY DEFENSE OF IMPROPER VENUE OR FORUM NON CONVENIENS TO ANY SUCH ACTION BROUGHT IN THOSE COURTS.

7. Entire Agreement. This Agreement shall constitute the entire agreement of the parties relating to the subject matter hereof and supersedes any prior oral or written agreement or understanding with respect thereto. This Agreement may be amended or modified only by a writing signed by each of the parties hereto.

8. Successors. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

9. Signature Page. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

{SIGNATURE PAGE FOE ASSIGNMENT AGREEMENT]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

ASSIGNOR:

BKS ADVISORS, LLC

By:
Name:
Title:	Managing Member

ASSIGNEE:

/s/ Jeffrey O. Nyweide
Jeffrey O. Nyweide

Agreed to and Acknowledged:

GLOBALOPTIONS, INC.

By:	/s/ Harvey W. Schiller
Harvey W. Schiller
Chairman